Subsequent Event	9 Months Ended
Sep. 30, 2012
Subsequent Events [Abstract]
SubsequentEventsTextblock

Note 14 – Subsequent Events

On October 15, 2012 we completed our private placement offering of an additional $54 million aggregate principal amount of our 12% first priority notes due 2018, priced at 109% of par. In connection with the offering of the Notes, we received net proceeds of $57.9 million. An initial private placement of $500 million aggregate principal amount of our first and second priority 2018 Notes closed on February 23, 2012. The new first priority notes and those first priority notes initially issued in February 2012 are treated as a single class of debt securities under the same indenture. We utilized a portion of the proceeds from the October 2012 offering to retire our outstanding 12% Senior Subordinated notes due 2014. We will use the remainder of the net proceeds to finance a portion of the construction, improvement and other capital costs related to our U.S. and U.K. properties.

On October 26, 2012, we completed an exchange with our co-owner J-W Operating Company (“J-W”) whereby we exchanged our Bull Bayou Haynesville and Willow Springs Cotton Valley properties for all of J-W's upstream and midstream interests in the Pennsylvania Marcellus area. In parallel, the Company has secured a third party gas gathering agreement for the Daniel Project in Cameron County, Pennsylvania. We now operate and control the Marcellus assets while retaining a 50% position in our remaining producing Haynesville acreage.

On October 31, 2012, we, through EEUK, and the Sellers, entered into a letter agreement to amend the Purchase Agreement to extend the deadline for us to close on the Sellers' interests in the MacCulloch and Nicols fields from October 31, 2012 to November 30, 2012.